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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   February 22, 1999
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                        Millennium Pharmaceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-28494                                        04-3177038
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(Commission File Number)                    (I.R.S. Employer Identification No.)


238 Main Street
Cambridge, MA                                                       02142
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (617) 679-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

     On February 22, 1999, Millennium Pharmaceuticals, Inc. ("MPI") issued a press release announcing that Millennium Predictive Medicine, Inc., a wholly owned subsidiary of MPI ("MPMx"), had entered into a strategic alliance in the diagnostics field with Becton Dickinson and Company ("Becton Dickinson"). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit
99. The strategic alliance between MPMx and Becton Dickinson is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

     See Exhibit Index attached hereto.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  March 10, 1999                       MILLENNIUM PHARMACEUTICALS, INC.





                                            By: /s/ Mark J. Levin
                                               ---------------------------------
                                               Mark J. Levin
                                               Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit
Number                          Description
-------                         -----------

 99            Press Release dated February 22, 1999.